Exhibit 10.4

SUPPLEMENT NO. 2 dated as of December 7, 2015 to the GUARANTY (the “Guaranty”) dated as of March 4, 2011 (as amended and restated, supplemented or modified from time to time), among NXP B.V. (the “Company”, each of the GUARANTORS referred to therein, Barclays Bank PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) and MORGAN STANLEY SENIOR FUNDING, INC. as Global Collateral Agent (in such capacity, the “Global Collateral Agent”) and MIZUHO CORPORATE BANK, LTD. (as “Taiwan Collateral Agent”), in each case, for the lenders (the “Lenders”) from time to time parties to the Credit Agreement referred to below.

A. Reference is made to the Credit Agreement dated as of March 4, 2011 (as amended and restated, supplemented or modified from time to time), among NXP B.V. (the “Company), NXP Funding LLC (the “Co-Borrower”), the Lenders, Barclays Capital (the investment banking division of Barclays Bank PLC) as sole lead arranger and bookrunner, as sole lead arranger and bookrunner (in such capacities, the “Lead Arranger” and “Bookrunner”), the Administrative Agent, the Global Collateral Agent and the Taiwan Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty.

C. The Guarantors have entered into the Guaranty in order to induce the Administrative Agent, the Sole Lead Arranger, the Sole Bookrunner, the Global Collateral Agent, the Taiwan Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loan to the Borrowers under the Credit Agreement and to induce one or more Lenders or Affiliates of Lenders to enter into Hedge Agreements with any of the Borrowers. Section 9.11 of the Credit Agreement and Section 20 of the Guaranty provide that additional Subsidiaries of the Company may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement No. 2. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement No. 2 in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty as consideration for Loans previously made.

Accordingly, the Administrative Agent, the Global Collateral Agent and each New Guarantor agrees as follows:

SECTION 1. In accordance with Section 20 of the Guaranty, on and from the date of this Supplement No. 2 (the “Effective Date”) each New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of, and assumes all of the liabilities and obligations under, the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. On and from the Effective Date each reference to a Guarantor in the Guaranty shall be deemed to include each New Guarantor. All of the provisions of the Guaranty are hereby incorporated herein by reference. Each New Guarantor’s maximum liability under the Guaranty and the other Credit Documents shall be as set forth in Section 8 of the Guaranty.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Supplement No. 2 has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement No. 2 may be executed by one or more of the parties to this Supplement No. 2 on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement No. 2 signed by all the parties shall be lodged with the Company and the Administrative Agent. If executed by more than one New Guarantor, this Supplement No. 2 shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Supplement No. 2 that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6. Any provision of this Supplement No. 2 that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.3 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Company at the Company’s address set forth in Section 13.3 of the Credit Agreement.

SECTION 8. Each New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement No. 2, including the fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Supplement No. 2 to the Guaranty as of the day and year first above written.

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ Jean Scheuers
	Name:	Jean Scheuers
	Title:	Authorized Signatory

[Signature page – Supplemental Guaranty]

FREESCALE SEMICONDUCTOR HOLDINGS V, INC.

By:	/s/ Jean Scheuers
	Name:	Jean Scheuers
	Title:	Authorized Signatory

[Signature page – Supplemental Guaranty]

SIGMATEL, LLC.

By:	/s/ Jean Scheuers
	Name:	Jean Scheuers
	Title:	Authorized Signatory

[Signature page – Supplemental Guaranty]

MORGAN STANLEY SENIOR FUNDING, INC.
as Global Collateral Agent

By:	/s/ Reagan Phillipp
	Name:	Reagan Phillipp
	Title:	Authorized Signatory

[Signature page – Supplemental Guaranty]